Supplement dated August 29, 2025
to the Prospectus (as supplemented) of the following Fund:
Fund	Prospectus
Columbia Funds Series Trust I
Columbia Tax-Exempt Fund	12/1/2024
As previously supplemented on July 2, 2025, the Fund's name will be changed to Columbia Total Return Municipal Income Fund effective on or about September 1, 2025 (the Effective Date).
On the Effective Date, the information in the sixth paragraph under the heading “Principal Investment Strategies” in the “More Information about the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
The Investment Manager, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and/or capital appreciation (total return). The Investment Manager considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP233_07_006_(08/25)